UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2026 (August 4, 2026)

Private Bancorp of America, Inc.

(Exact name of Registrant as Specified in Its Charter)

California	001-43397	80-0769276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9404 Genesee Ave., Suite 100
La Jolla, California		92037
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 875-6900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	PBAM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in Private Bancorp of America, Inc.’s (the “Company”) Registration Statement on Form 10 (File No. 001-43397), initially filed with the Securities and Exchange Commission on July 13, 2026, as amended, and declared effective on July 29, 2026, the Company’s wholly-owned subsidiary, CalPrivate Bank (the “Bank”), entered into an employment agreement with Richard L. Sowers, President and Chief Executive Officer of the Company and the Bank, on May 22, 2026 (the “Employment Agreement”). Pursuant to the Employment Agreement, on August 4, 2026, Mr. Sowers was granted an option (the “Award”) to purchase 30,000 shares of the Company’s common stock (the “Option”) under the Private Bancorp of America, Inc. 2026 Omnibus Equity Incentive Plan.

The Option has an exercise price of $85.65, the closing price of the Company’s common stock on the grant date of the Award, and terminates on the tenth anniversary of the grant date. The Option will become exercisable on the date the Company’s 2028 audited financial statements are delivered to the Company, subject to the achievement of the relevant performance goals as set forth in the agreement that governs the Award (the “Award Agreement”) and Mr. Sowers’ continued employment with the Bank through the vesting date. The Award will be subject to standard Company provisions for the forfeiture and clawback of incentive compensation.

The foregoing summary of the Award does not purport to be complete and is qualified in its entirety by reference to the full text of the Award Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Private Bancorp of America, Inc. 2026 Omnibus Equity Incentive Plan Option Award Agreement, dated August 4, 2026, by and between Private Bancorp of America, Inc. and Richard L. Sowers
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Private Bancorp of America, Inc.

Date:	August 10, 2026	By:	/s/ Richard L. Sowers
		Name:	Richard L. Sowers
		Title:	President and Chief Executive Officer